                                                                 EXHIBIT 10.4(c)


                  THOMAS, KAYDEN, HORSTEMEYER & RISLEY, L.L.P.



                               February 12, 1997


John Warlick                           Via Facsimile and U.S. Mail
HealthTronics
13 West Park Square, Suite B
Marietta, Georgia 30060

     RE:      Proposed Patent Application Entitled:
              "METHOD FOR USING ACOUSTIC SHOCK WAVES IN THE TREATMENT OF MEDICAL, DENTAL AND VETERINARY CONDITIONS"
              Our File No.: 80809-1010

Dear John:

     Please find enclosed for your records a copy of the above-referenced application which was filed with the Patent and Trademark Office on February 12, 1997. After we receive an official filing date and Serial Number for the subject application, we will forward Assignment and Inventorship Declarations to you for execution by the inventors.

     In the meantime, if you have any questions, please do not hesitate to contact me at your earliest convenience.

                                       Very truly yours,

                                       THOMAS, KAYDEN, HORSTEMEYER & RISLEY



                                       /s/John A. Savio III
                                       ------------------------------------
                                       John A. Savio III

JAS:ttj
Enclosure

                IN THE UNITED STATES PATENT AND TRADEMARK OFFICE

THE COMMISSIONER OF PATENTS
Washington, D.C. 20231
                                       Docket No. 80809-1010
Sir:

Transmitted herewith for filing is the patent application of: Inventor(s): Roy
S. Brown, Argil Wheelock, John Ogden, and John F. Warlick

For: METHOD OF USING ACOUSTIC SHOCK WAVES IN THE TREATMENT OF MEDICAL, DENTAL
     AND VETERINARY CONDITIONS
Enclosed are:
X    24 PAGES OF SPECIFICATION
--   --
X    13 PAGES OF CLAIMS
--   --
X     1 PAGE(S) OF ABSTRACT
--   --
X     3 SHEET OF DRAWINGS (INFORMAL)
--   --
--   ASSIGNMENT OF THE INVENTION TO:
X    COMBINED DECLARATION AND POWER OF ATTORNEY (unexecuted)
--
X    DECLARATION OF INDEPENDENT INVENTOR/SMALL BUSINESS CONCERN (unexecuted)
--

                                CLAIMS AS FILED
                                ---------------

                                                                        Basic
                            Highest Number      Present                  Fees
Number of Claims Filed   Previously Paid For    Extra      Rate       $770/$385
----------------------   -------------------   -------     ----       ---------

Total Claims       73      Minus     20        53          x$22/$11   $583.00
Independent Claims  2      Minus      3         0          x$80/$40   $-0-
                                                                      -------

Total Filing Fee                                                      $968.00
                                                                      =======

X    A CHECK IN THE AMOUNT OF $968.00 IS ENCLOSED.
--                            -------

X    The Commissioner is hereby authorized to charge any additional fees which
-- may be required, or credit any overpayment to Deposit Account No. 20-0778. A duplicate copy of this sheet is enclosed.

                                       /s/John A. Savio III
                                       -------------------------------
                                       John A. Savio III
                                       REGISTRATION NO. 36,665

THOMAS, KAYDEN, HORSTEMEYER
  & RISLEY, L.L.P.
Suite 1500
100 Galleria Parkway N.W.
Atlanta, Georgia 30339-5948
(770) 933-9500
G:\080809\1010\Ap.trn.doc

                                                   EXPRESS MAIL
                                                   ------------
                                       I hereby certify that this
                                       correspondence is being deposited with
                                       the United States Postal Service as
                                       "Express Mail Post Office to Address," in
                                       an envelope addressed to: BOX PATENT
                                       APPLICATION, Assistant Commissioner for
                                       Patents, Washington, D.C. 20231 on
                                       February 12, 1997.
                                       ------------------
                                       Express Mail No.: 506245464US
                                                         ------------

                                       Signature:
                                                  -------------------

               JOINT DECLARATION, POWER OF ATTORNEY, AND PETITION

As below named inventors, we hereby declare that:

Our residence, post office addresses and citizenship are as stated below next to our names.

We believe we are the original inventors of the subject matter which is claimed and for which a patent is sought on the invention entitled METHOD FOR USING ACOUSTIC SHOCK WAVES IN THE TREATMENT OF MEDICAL, DENTAL AND VETERINARY CONDITIONS specification of which is attached hereto.

We hereby state that we have reviewed and understand the contents of the above identified specification, including the claims, as amended by any amendment referred to above.

We acknowledge the duty to disclose information which is material to the examination of this application in accordance with Title 37, Code of Federal Regulations, Section 1.56(a).

We hereby claim foreign priority benefits under Title 35, United States Code,
Section 119 of any foreign application(s) for patent or inventor's certificate listed below and have also identified below any foreign application for patent or inventor's certificate having a filing date before that of the application on which priority is claimed:

            Country           Application No.           Filing Date
            -------           ---------------           -----------



We hereby claim the benefit under Title 35, United States Code, Section 120 of any United States application(s) listed below and, insofar as the subject matter of each of the claims of this application is not disclosed in the prior United States application in the manner provided by the first paragraph of Title 35, United States Code, Section 112, we acknowledge the duty to disclose material information as defined in Title 37, Code of Federal Regulations,
Section 1.56(a) which occurred between the filing date of the prior application and the national or PCT international filing date of this application:

We hereby appoint James W. Kayden, Reg. No. 31,532; George M. Thomas, Reg. No. 22,260; David P. Kelley, Reg. No. 17,420; Scott A. Horstemeyer, Registration No. 34,183; Stephen R. Risley, Registration No. 35,659; Sanford J. Asman, Reg. No. 26,251; Collen A. Beard, Reg. No. 38,824; John A. Savio III, Reg. No. 36,665; Daniel R. Mcclure, Reg. No. 38,962, and Daniel J. Santos, Reg. No. 40,158 as our Attorneys and as our Agents, to transact all business in the Patent and Trademark Office connected therewith:

Please direct all telephone calls to James W. Kayden at (770) 933-9500.

Address all correspondence to:    James W. Kayden
                                  Thomas, Kayden, Horstemeyer & Risley, L.L.P.
                                  100 Galleria Parkway, N.W.
                                  Suite 1500
                                  Atlanta, Georgia 30339

We hereby declare that all statements made herein of our own knowledge are true and that all statements made on information and belief are believed to be true; and further that these statements were made with the knowledge that willful false statements and the like so made are punishable by fine or imprisonment, or both, under Section 1001 of Title 18 of the United States Code and that such willful false statements may jeopardize the validity of the application or any patent issued thereon.


Name of First inventor: Roy S. Brown

Inventor's Signature________________________ Date:___________________

Citizenship: U.K.

Residence and Post Office Address: 781 James Circle, Lawrenceville, Georgia
30245


Name of Second inventor: Argil Wheelock

Inventor's Signature________________________ Date:___________________

Citizenship: U.S.A.

Residence and Post Office Address: 1000 Scenic Way Lookout Mountain, Tennessee 37350


Name of Third inventor: John Ogden

Inventor's Signature________________________ Date:___________________

Citizenship: U.S.A.

Residence and Post Office Address: 3435 Habersham Road, N.W. Atlanta, Georgia 30305


Name of Fourth inventor: John F. Warlick

Inventor's Signature________________________ Date:___________________

Citizenship: U.S.A.

Residence and Post Office Address: 1608 Greenview Court, Woodstock, Georgia
30188

                                                                          PATENT
                                       Attorney's Docket No. 80-809-1010
                                                             -----------

Applicants or Patentees: Roy S. Brown, Argil Wheelock, John Ogden, and John F.
                         Warlick
Serial or Patent No.:    TO BE ASSIGNED
Filed or Issued:         HEREWITH
For:                     METHOD FOR USING ACOUSTIC SHOCK WAVES IN THE TREATMENT
                         OF MEDICAL, DENTAL AND VETERINARY CONDITIONS

    VERIFIED STATEMENT (DECLARATION) CLAIMING SMALL ENTITY STATUS (37 C.F.R.
                 SS1.9(f) AND 1.27(c)) - SMALL BUSINESS CONCERN

I hereby declare that I am

     --- the owner of the small business concern identified below:
      x  an official of the small business concern empowered to act on behalf of
     ---
         the concerned identified below:

NAME OF CONCERN:    HealthTronics, Inc.
ADDRESS OF CONCERN: 13 West Park Square, Suite B, Marietta, Georgia 30060

I hereby declare that the above-identified small business concern qualifies as a small business concern as defined in 13 CFR 121.3-18, and reproduced in 37 CFR 1.9(d), for purposes of paying reduced fees under Section 41(a) and (b) of Title 35, United States Code, in that the number of employees of the concern, including those of its affiliates, does not exceed 500 persons. for purposes of this statement, (1) the number of employees of the business concern is the average over the previous fiscal year of the concern of the persons employed on a full-time, part-time or temporary basis during each of the pay periods of the fiscal year, and (2) concerns are affiliates of each other when either, directly or indirectly, one concern controls or has the power to control the other, or a third-party or parties controls or has the power to control both.

I hereby declare that rights under contract or law have been conveyed, to and remain with the small business concern identified above with regard to the invention, entitled METHOD FOR USING ACOUSTIC SHOCK WAVES IN THE TREATMENT OF MEDICAL, DENTAL AND VETERINARY CONDITIONS

by inventor(s) Roy S. Brown, Argil Wheelock, John Ogden, and John F. Warlick

described in
      x  the specification filed herewith.
     ---
     --- application serial no. 0_/_____________, filed_______________.
     --- patent no.____________, issued_______________________________.

If the rights held by the above-identified small business concern are not exclusive, each individual, concern or organization having rights in the invention is listed below* and no rights to the invention are held by any person, other than the inventor, who would not qualify as an independent inventor under 37 CFR 1.9(c) if that person made the invention, or by any concern which would not qualify as a small business concern under 37 CFR 1.9(d) or a non profit organization under 37 CFR 1.9(e).

NOTE: Separate verified statements are required from each named person, concern or organization having rights to the inventions averring to their status as small entities (37 CFR 1.27).

NAME:    N/A
ADDRESS:

___ INDIVIDUAL ___ SMALL BUSINESS CONCERN ___ NONPROFIT ORGANIZATION

NAME:    N/A
ADDRESS:

___ INDIVIDUAL ___ SMALL BUSINESS CONCERN ___ NONPROFIT ORGANIZATION

I acknowledge the duty to file, in this application or patent, notification of any changes in status resulting in loss of entitlement to small entity status prior to paying, or at the time of paying, the earliest of the issue fee or any maintenance fee due after the date on which status as a small business entity is no longer appropriate. (37 CFR 1.28(b)).

I hereby declare that all statements made herein of my own knowledge are true and that all statements made on information and belief are believed to be true; and further that these statements were made with the knowledge that willful false statements may jeopardize the validity of the application, any patent issuing thereon, or any patent to which this verified statement is directed.

NAME OF PERSON SIGNING            John F. Warlick
TITLE OF PERSON OTHER THAN OWNER  Vice President
ADDRESS OF PERSON SIGNING         13 West Park Square, Suite B, Marietta,
                                  Georgia 30060

SIGNATURE________________________ Date___________________________

                                       PATENT

                                       Docket No. 80809-1010


TO ALL WHOM IT MAY CONCERN:

     Be it known that I, Roy S. Brown, a citizen of the United Kingdom, residing at 781 James Circle, Lawrenceville, Georgia, 30245; and Argil Wheelock, MD, residing at 1000 Scenic Way Lookout Mountain, Tennessee 37350, John Ogden, MD, residing at 3435 Habersham Road, N.W. Atlanta, Georgia 30305, and John F. Warlick, residing at 1608 Greenview Court, Woodstock, Georgia, 30188, Cherokee County, citizens of the United States of America, have invented new and useful improvements in a

 METHOD FOR USING ACOUSTIC SHOCK WAVES IN THE TREATMENT OF MEDICAL, DENTAL AND
                             VETERINARY CONDITIONS

of which the following is a specification.



                                         EXPRESS MAIL
                                         ------------
              I hereby certify that this correspondence is being deposited with the United States Postal Service as "Express Mail Post Office to Address," in an envelope addressed to: BOX PATENT APPLICATION, Assistant Commissioner for Patents, Washington, D.C. 20231, on February 12, 1997.
              ------------------
              Express Mail No.: 506245464US
                                -----------
              Signature: /s/
                         ------------------

                  METHOD FOR USING ACOUSTIC SHOCK WAVES IN THE
             TREATMENT OF MEDICAL, DENTAL AND VETERINARY CONDITIONS

                             FIELD OF THE INVENTION

         This invention relates to a method for medical treatment of pathological conditions. More particularly, the invention relates to a method for using acoustic shock waves to treat a variety of pathological conditions associated with bones and bone environments (including cartilage, ligaments, tendons, joint capsules, bone marrow and muscle) such as motion injuries, soft tissue injuries, spinal cord injuries, decalcification, osteoporosis, osteopenia, osteomalacia, abnormal neuromuscular pain and abnormalities of development.

                           BACKGROUND OF THE INVENTION

         The use of energy wave forms for medical treatment of various bone pathologies is known in the art. For example, U.S. Patent No. 4,530,360, issued on July 23, 1985 to Duarte, teaches the use of an ultrasound transducers, in direct contact with the skin of the patient, for transmitting ultrasound pulses to the site of the bone defect. Duarte teaches a nominal ultrasound frequency of
1.3 to 2.0 MHz, a pulse width range of 10 to 2000 microseconds, and a pulse rate varying between 100 and 1000 Hz. Duarte maintains the ultrasound power level below 100 milliwatts per square centimeter, with treatments lasting no more than 20 minutes per day. Other devices utilize piezoelectric materials fastened adjacent to the pathological site on the patient's limb to produce ultrasonic energy in the vicinity of the bone pathology for administering therapy. Examples of such prior art references include U.S. Patent Nos. 5,211,160, 5,259,384, and 5,309,898.

         Clinicians have also utilized shock waves to treat various pathologies. Early approaches of using shock waves for medical treatment required immersing the patient in water and directing a shock wave, generated by an underwater spark discharge, at a solid site to be treated, such as a bone or kidney stone. When the shock wave hits the solid site, a liberation of energy from the change of acoustic impedance from water to the solid site produces pressure in the immediate vicinity of the site. For example, U.S. Patent No. 4,905,671 to Senge et al., issued on March 6, 1990, teaches a method applying acoustic shock waves to induce bone formation. Senge et al. teaches that the acoustical sound waves utilized by Duarte (and similar references) for treatment bone have a generally damped sinusoidal wave form centered on ambient pressure. More specifically, Senge et al. teaches that the pressure of an acoustical sound wave utilized by Duarte rises regularly to a maximum value above ambient, falls regularly through ambient and on to a minimum value below ambient in a continued oscillation above and below ambient until complete damping occurs. Portions of the wave above ambient represent acoustic compression, while portions below ambient represent acoustic tension.

         Senge et al. differentiates an idealized shock wave from the acoustic sound wave of Duarte as having a single pressure spike having a very steep onset, a more gradual relaxation, and virtually no oscillation to produce acoustic tension. Furthermore, Senge et al. teaches that the absence of extensive tension wave components allows the shock wave form to pass through soft tissue to cause controlled trauma within a designated bone sight. Senge et al. also teaches the minimization of the amplitude and extent of tension components in the wave forms for the treatment of bone.

         Senge et al. utilizes the extremely short rise time of the shock wave to create high compression zones within bone tissue to cause restrictions of the microcompartments of the bone. Senge et al. purports that such restrictions cause the formation of hematomas within bone, which in turn, induce the formation of new bone. Senge et al. utilizes a shock wave source consisting of a spark gap between electrodes within a container of water. An electrical condenser connected to the electrodes releases its energy over a very short period of time, and an arc arises between the electrodes of the spark gap device which vaporizes water surrounding the spark's path, establishing a plasma-like state. The result is an explosion-like vaporization of the water which produces an electro-hydraulic shock wave that spreads out in a circular fashion. A metallic, ellipsoid-shaped structure surrounds a rear portion of the spark gap, opposite the patient, to produce a known focal point for positioning within the patient's pathological bone site. This device also requires that the patient be submerged in the water.

         Additionally, U.S. Patent No. 4,979,501 to Valchanov et al., issued on December 25, 1990, teaches a method and apparatus for treating both pathologies with shock or "impact" waves for correction of delayed bone consolidation and bone deformations. The method disclosed in Valchanov et al. comprises the steps of anesthetizing the patient, fixing the limb affected with the pathological bone condition, centering the pathological site of the bone on the shock wave focal point, treating the affected bone site once or consecutively, with 300 to 6000 impacts having a frequency of 0.4 - 4.0 per second with a pulse duration of
0.5 to 4.0 microseconds for a period of 10-120 minutes, and subsequently immobilizing the limb for a period from 15 to 90 days. The impact wave generating device disclosed by Valchanov et al. generally consists of a vessel which contains a transmitting medium or acoustic liquid such as water contained therein. At a bottom portion of the vessel are opposed electrodes which are adapted to produce a shock across the gap. Therefore, the patient is not submerged for treatment.

         Other references teach the treatment of bone pathologies utilizing shock wave therapy in combination with imaging means for localizing the pathology during treatment. Those references include U.S. Patent Nos. 5,284,144, 5,327,890, 5,393,296, 5,409,446, and 5,419,327. Finally, if the number and magnitude of the shock wave pulses are sufficient, the shock wave treatment may disintegrate a kidney stone. For example, U.S. Patent No. 4,896,673 to Rose et al., issued on January 30, 1990 teaches a method and apparatus utilizing focused shock wave treatment of kidney stones in combination with localization using ultrasound or x-ray imaging.

           Still other devices utilize transducers for producing ultrasonic waves for therapy of soft tissue. For example, U.S. Patent No. 5,316,000, issued on May 31, 1994 to Chapelon et al. teaches an array of composite piezoelectric transducers for making an acoustic or ultrasonic therapy device for use in the treatment of varicose veins. Similarly, U.S. Patent No. 5,458,130, issued on October 17, l995 to Kaufman et al. also purports to therapeutically treat soft tissue such as cartilage, ligament, and tendons using a piezoelectric transducer excited by a composite sine-wave signal with a magnitude as may be prescribed by a physician. Thus, past methods for treating soft tissue surrounding bone utilized a transducer for the generation of ultrasonic waves for wave propagation into the pathological site within the soft tissue area. Furthermore, as described by Senge et al., clinicians traditionally implemented shock wave therapy for the treatment of bone.

         Therefore, it is an object of the present invention to provide a rapid, time restricted and effective shock wave therapy treatment for pathological conditions not only associated with bones, but also bone environments. Other objects and features of the present invention will be more readily understood from the following detailed description.

                            SUMMARY OF THE INVENTION

         Generally speaking, the present invention relates to a method for treating pathological conditions associated with bones and bone environments. More specifically, the present invention comprises a method of applying acoustical shock waves to the site of a pathological condition associated with bone or a bone environment to induce, reactivate or accelerate the body's natural healing processes, especially through natural cellular and molecular (macromolecular) biologic responses, and to improve local microcirculation through activated neoangiogenesis. The method according to the present invention may also include the steps of locating the site of a pathological condition, generating acoustic shock waves, focusing the acoustic shock waves on the pathological site, and applying the focused acoustical shock waves on the site to induce micro- or macro-fractures therein, as well as to induce osteoblastic responses such as cellular recruitment, stimulate formation of molecular bone, cartilage and soft tissue morphogens and growth factors, and to induce vascular neoangiogenisis. The method similarly induces in bone environment tissues neoangiogenesis and the formation, recruitment or stimulation of tissue specific morphogenetic macromolecules and growth factors.

         Micro- or macro-fractures resulting from the shock wave therapy induce bleeding, cellular changes, extracellular, matrix and macromolecular changes in a controlled fashion for the purpose of stimulating increased neoangiogenesis leading to adequate vascularization in ischemic tissues. The increased circulation and vascularization then induce the body's natural healing processes. The accompanying cellular changes lead to or are associated with elaboration and production of bone morphogenetic proteins, known as growth factors. Additionally, focused shock wave therapy administered in accordance with the present invention overloads local pain receptors for immediate mitigation or elimination of local pain associated with the pathological site.

         For the purposes of this specification, the bone environment may include the cartilage, tendons, ligaments, joint capsules and muscles which support skeletal structures.

         Examples of pathological conditions which respond positively to the inventive method include, but are not limited to, avascular necrosis (osteonecrosis), temporal mandibular joint disease (TMJ), and dental disorders such as loosened implants and recession. Repetitive motion injuries such as stress fracture, carpal tunnel syndrome and tarsal tunnel syndrome also respond positively to the inventive treatment method. Degenerative joint diseases such as osteoporosis, osteomalacia, and arthritides also respond positively to the inventive method. The inventive method also promotes fusion in partially ankylosed joints, and may promote the growth of nerve cells in spinal cord injuries. Other pathologies which respond positively to the inventive method include soft tissue injuries such as torn rotator cuffs, impingement syndrome, and tendinopathies such as tennis elbow and golfer's elbow. The inventive method also promotes reabsorption of heterotopic calcifications and ossifications. The inventive method may allow meniscal reattachment through revascularization.

         Other pathologies which respond positively to the inventive method include fibrous dysplasia, osteogenesis imperfecta, osteochondromatosis, enchondromatosis, Peyronie's disease, diabetic foot ulcers, pressure sores, partial osteonecrosis, facet osteoarthritis, sacroiliac pain, focal reflex dystrophy pain, phantom pain, and nonadaptive bone disease and fatigue failure in equines and canines.

          The inventive method affects bone growth. Specifically, application of the inventive method will induce early closure of the growth plate (epiphyseodesis). The method will also induce osteogenesis at margins of vascularized bone transplants or transport bone in bone lengthening.

          The inventive method may also promote fixation of loosened, non-cemented joint implants, fixation of dental implants, pain relief in joint implants, stimulation of bone formation and vascular ingrowth in bone lengthening and vascularized bone grafting, decalcification of bone fibrotic disorders and tumor destruction. The inventive method may promote incorporation of bone graft material used to fill gaps following fracture or resection of tumors.

          The method according to the present invention may utilize physical palpation, X-ray image intensification, or ultrasonography to precisely locate the pathological site. Once the site is located, the inventive method may utilize an ellipsoid reflector or focusing lens to specifically direct the acoustic shock waves to the impact (treatment) site.

                        BRIEF DESCRIPTION OF THE DRAWINGS

         Fig. 1 is a schematic representation of a shock wave generation device with a focusing mechanism used in accordance with the inventive method.

         Fig. 2 is a schematic representation of a therapy head and locating mechanism used in accordance with the inventive method.

         Fig. 3 is a schematic representation of the therapy head and locating mechanism illustrated in Fig. 2 with the locating mechanism orientated at a 45 degree angle with respect to a horizontal plane.

         Figs. 4 and 5 illustrate schematic representations of monitors that display images of alignment targets for the therapy head in unaligned and aligned positions, respectively.



                DETAILED DESCRIPTION OF THE PREFERRED EMBODIMENTS

         Implementation of the method of the present invention requires the use of a locating device or palpation to locate the pathological site. Locating devices may include, but are not limited to X-ray or ultrasound machines. For example, the method and apparatus described in U.S. Patent No. 4,896,673 to Rose et al., issued on January 30, 1990, the disclosure of which is incorporated herein in its entirety, may locate the pathological site.

         The device must also include a shock wave source such as a spark gap generator, such as the ones described in U.S. Patent Nos. 4,905,671 to Senge et al., issued on March 6, 1990; 4,979,501 to Valchanov et al., issued on December 25, 1990; 5,284,143 to Rattner, issued February 8, 1994; 5,327,890 to Matura et
al., issued July 12, 1994; 5,393,296 to Rattner, issued February 28, 1995; 5,409,446 to Rattner, issued April 25, 1995; and 5,419,327 to Rohwedder et al., issued on May 30, 1995, the disclosures of which are hereby incorporated by reference.

         The method according to the present invention may also utilize the electromagnetic shock wave source and parabolic wave focusing means of the type described in U.S. Patent No. 5,327,890 to Matura et al., issued July 12, 1994, the disclosure of which is hereby incorporated by reference. The focusing means may also comprise parabolic reflectors utilized in kidney lithotripters.

         The inventive method also requires focusing means for focusing the acoustic shock waves with an appropriate device, such as an ellipsoid or parabolic focusing lens. The reflector is generally located in a therapy head, which directs the waves to a focal point. Fig. 1 is a schematic representation of such a shock wave generator and focusing means. Shock waves 4 radiate from electrode 9 and through water (not shown). Waves 4 reflect from ellipsoid surface 8 and toward focal point 10.

         In a preferred embodiment, the therapy head also includes a targeting device which functions in conjunction with an X-ray machine locating device, as is illustrated in Figs. 2 and 3. Figs. 2 and 3 schematically illustrate a patient 56 positioned on a surface 55 during a treatment session. Two movable targets 25 and 26 are connected mechanically to the therapy head 20 so that the pair of targets 25 and 26 may rotate around at least two different axes with an imaginary connecting line 19. An X-ray source 21 and plate 22 define a connecting line 19 which passes through the targets 25 and 26. Connecting line 19 always extends between the two targets and throughout the focal point 10 of the shock waves. Before beginning treatment in accordance with the present invention, the clinician aligns the tissue area to be treated with the approximate center of an X-ray image being projected by the source 21. An appropriate monitor 29 illustrates the projection of the X-ray image as illustrated in Figs. 4 and 5 As illustrated in Figs. 4 and 5, when targets 25 and 26 do not coincide with one another, then focal point is not aligned with the treatment site 2. After proper alignment, as shown in Fig. 4, the targets 25 and 26 coincide with the treatment site, and the clinician may begin treatment. As illustrated in Fig. 3, the imaging mechanism may also be positioned at various angles with respect to the patient depending on the location of the treatment site within the patient. Alternatively, an ultrasound locating unit positions the shock wave focal point between the patient's pathological site and the acoustically reflective object.

         Applicants have found unexpected success in the treatment of soft tissue and cancellous bone pathologies using shock wave therapy. Particular applications of the method are illustrated in the following examples, which include patients that did not significantly respond to conventional treatments for the particular pathology treated.

                                    EXAMPLE 1

          The method according to the present invention was used to treat calcified tendinitis, wherein the affected tendon is inflamed and has developed deposits of calcium salts. A tendon, which is the fibrous corridor band that connects a muscle to a bone or other structure, consists of very densely arranged, almost parallel collagenous fibers, rows of elongated tendorr cells, and a ground substance. The tendon may become calcified, stiff, and inflamed. Table 1 below sets out results of acoustic shock therapy for the treatment of calcific tendinitis:

                                     TABLE 1
                 PRELIMINARY CLINICAL RESULTS FOR TREATMENT OF
                      CALCIFIC TENDINITIS USING THE INVENTIVE METHOD

  Number of patients:                                                                   684
  Success Rate:                             total                                       81%
                                            single treatment:                           62%
                                            double treatment:                           19%

  Shocks Per Treatment:                     average:                                    750
                                            min.:                                       300
                                            max:                                        2500

  Energy Applied                            average:                                    16 kV
  Per Pulse:                                min:                                        14 kV
                                            max:                                        18 kV

  Pulse Frequency:                          average:                                    0.5-2.0 Hz

  Treatment Duration                        average:                                    20-30 minutes

  Anesthesia:                               local

  Side Effects:                             petechial bleedings

  History:                                  Time of prior conventional therapies:
                                            average:                                    15 months
                                            min:                                         6 months
                                            max:                                        12 years

                                            Prior treatment: resistant to conventional methods.

                                            Hospitalization: Outpatient

                                            Follow-up: 3-6 months


         The treatment included 684 patients with calcific tendinitis with an average success rate of 81%. Of the total number of treated patients, 62% of the patients had a successful recovery after one session, and 19% had a successful recovery after two sessions of shock wave therapy. An average of 750 shocks per treatment were applied with the minimum being 300 and the maximum being 2500.

         The average amount of energy applied for each shock wave pulse was 16 kilovolts with a session minimum of 14 kilovolts and a session maximum of 18 kilovolts. The treatment included local anesthesia, and the side effects of the treatment included petechial bleedings, which are minute hemorrhagic spots approximately the size of pin points on the patient's skin surface, in the vicinity of the treatment site. These resolve within 48 hours with no permanent consequences.

          As explained above, each of the patients chosen for this study had not responded to previous conventional therapy. Of the total number of patients treated using the inventive shock wave therapy for calcific tendinitis, the average time for conventional treatment period was 15 months with no response. The maximum prior conventional prior treatment period was 12 years. The minimum prior treatment period for the group of patients was 6 months. Each patient received the shock wave therapy on an outpatient basis, and follow up examinations after 36 months for each patient yielded no recurrence of the condition.

                                    EXAMPLE 2

          The inventive method also proves successful in the treatment of epicondylitis. Epicondylitis refers to a condition which may necessitate the removal of an inflamed or diseased external condyle from an elongated bone or the release or repair of attached tendons. The epi condyle is generally a projection from an elongated bone near its articular extremity. Table 2 summarizes the results of acoustic shock wave treatment on patients suffering from epicondylitis at the elbow.

                                                   TABLE 2
                                PRELIMINARY CLINICAL RESULTS FOR TREATMENT OF
                                  EPICONDYLITIS USING THE INVENTIVE METHOD

  Number of patients:                                                                   285

  Success Rate                                        total                             69%
                                                      single treatment:                 47%
                                                      double treatment:                 22%

  No. of Shocks:                                      average:                          780
                                                      min:                              400
                                                      max:                              1500

  Energy Applied Per Pulse:                           average:                          15 kV
                                                      min:                              14 kV
                                                      max:                              16 kV

  Pulse Frequency:                                    average:                          0.5-2.0 Hz

  Treatment Duration                                  avenge:                           20-30 minutes

  Anesthesia:                                         local
                                                      plexus

  Side Effects:                                       petechial bleedings, posttreatment pain

  History:                                            Time of prior conventional therapies:
                                                               average:                 13 months
                                                               min.:                     4 months
                                                               max:                     48 months

                                                      Prior treatment: Resistant to conventional
                                                      methods.

                                                      Hospitalization: Outpatient

                                                      Follow-up: 3-6 months

         This study included 285 patients treated with an average success rate of 69%. The average success rate consisted of a sum of 47% of the treated patients receiving a single treatment and 22% of the treated patients receiving a double treatment. Each treatment employed an average number of shocks applied per session of 780, with the minimum being 400 and the maximum being 1500. The treatment applied an average of 15 kilovolts energy per pulse with the minimum being 14 kilovolts and the maximum 16 kilovolts. Treatment included a local or plexus anesthesia. The side effects included petechial bleedings and posttreatment pain, both of which subsided rapidly.

          As explained above, each of the patients chosen for this study did not respond to conventional therapy. Of the total number of patients treated using the inventive shock wave therapy for epicondylitis, the average time for conventional treatment period was 13 months with no response. The maximum prior conventional prior treatment period was 48 months. The minimum prior treatment period for the group of patients was 4 months. Each patient received the shock wave therapy on an outpatient basis, and follow up examinations after 36 months for each patient yielded no reoccurrence of the condition.

                                    EXAMPLE 3

         This study included treatment for 131 patients suffering from pseudarthrosis, which is a condition wherein a new, false joint arises at the site of an non-united fracture, as illustrated in Table 3.

                                    TABLE 3
                 PRELIMINARY CLINICAL RESULTS FOR TREATMENT OF
                   PSEUDARTHROSIS USING THE INVENTIVE METHOD

  Number of patients:                                                                   131

  Success Rate                                        total                             77%
                                                      single treatment:                 57%
                                                      double treatment:                 20%

  No. of Shocks:                                      average:                          2454
                                                      min:                              800
                                                      max:                              4000

  Energy Applied Per Pulse:                           average:                          24 kV
                                                      min:                              18 kV
                                                      max:                              28 kV

  Pulse Frequency:                                    average:                          0.5-2.0 Hz

  Treatment Duration                                  avenge:                           30-40 minutes

  Anesthesia:                                         general, spinal, peridural, local

  Side Effects:                                       petechial bleedings, local swelling

  History:                                            Time after fracture:
                                                               average:                 23 months
                                                               min.:                     4 months
                                                               max:                     20 months

                                                      Prior treatment: One or multiple surgeries
                                                      including osteosynthesis.

                                                      Hospitalization: usually outpatient

                                                      Follow-up: 3-6 months

          This study included 131 patients treated with an average success rate of 77%. The average success rate consisted of a sum of 57% of the treated patients receiving a single treatment and 20% of the treated patients receiving a double treatment. The treatment employed an average number of shocks applied per session of 2450, with the minimum being 800 and the maximum being 4000. The treatment applied an average of 24 kilovolts energy per pulse with the minimum being 18 kilovolts and the maximum 28 kilovolts. Treatment included one or more of the following types of anesthesia: general, spinal, peridural, and local. The side effects included petechial bleedings and local swelling, both of which dissipated rapidly.

          As explained above, each of the patients chosen for this study did not respond to conventional treatment for fracture and faced further surgery, bone grafting, etc. Of the total number of patients treated using the inventive shock wave therapy for pseudarthrosis, the average time after fracture was 13 months. The maximum time period from fracture was 20 years. The minimum time period from fracture was 4 months. Prior treatment for this group of patients included one or multiple surgeries including osteosynthetic procedures.

          Each patient received the shock wave therapy on an outpatient basis or over a 2-3 day hospital visit, and follow up examinations after 36 months for each patient yielded no recurrence of the condition.

          Table 4 below summarizes the technical parameters of methods for using acoustic shock waves in the treatment of some medical conditions.

                                    TABLE 4

                SUMMARIZATION OF TECHNICAL PARAMETERS OF VARIOUS
                    ACOUSTIC SHOCK WAVE TREATMENT PARAMETERS

                      CALCIFIC             EPICONDYLITIS         PSEUDARTHROSIS       PLANTAR FASCIITIS
                     TENDENITIS
-------------------------------------------------------------------------------------------------------
  Frequency of        0.5 - 2Hz @ fixed    0.5 - 2 Hz @ fixed    0.5 - 2Hz @ fixed    0.5 - 2Hz @ fixed
  shock wave impact   frequency            frequency             frequency            frequency
-------------------------------------------------------------------------------------------------------
  Pulse duration      average rise time    average rise time     average rise time    average rise time
                      33 ns; average       33 ns; average        33 ns; average       33 ns; average
                      pulse width 280 ns   pulse width 280 ns    pulse width 280 ns   pulse width 280 ns
-------------------------------------------------------------------------------------------------------
  Treatment period    as needed to         as needed to          as needed to         as needed to
  (minutes)           identify treatment   identify treatment    identify treatment   identify treatment
                      site and deliver     site and deliver up   site(s) and deliver  site and deliver up
                      up to 2500 pulses    to 1500 pulses        from 1000 to 8000    to 1000 pulses
                      approx.              approx.               pulses approx.       approx.
                      20 - 30 min          20 - 30 min           45 - 60 min          20 - 30 min
-------------------------------------------------------------------------------------------------------
  Posttreatment care  return to normal     return to normal      recast and treat as  return to normal
                      activities           activities            fresh fracture       activities
-------------------------------------------------------------------------------------------------------
  Tissue type at      tendons of           tendons of the        fractured bone that  fascia of the heel
  focal point         shoulder joint at    elbow joint at the    has delayed or       at the insertion
                      the insertion into   insertion into bone   failed to heal       into bone
                      bone
-------------------------------------------------------------------------------------------------------
  Types of            -  application of    -  application of     -  dynamic internal  -  application of
  ineffective         heat, ice            heat, ice             or external          heat ice
  conventional        -  physical therapy  -  physical therapy   fixation             physical therapy
  therapy             -  Non-steroidal     -  Non-steroidal      -  immobilization    -  Non-steroidal
                      anti-inflammatory    and-inflammatory      -  surgical          anti-inflammatory
                      drugs (NSAID'S)      drugs (NSAID'S)       debridement          drugs (NSAID'S)
                      -  Steroid injection -  Steroid injection  -                    -  Steroid injection
                      -  Surgical          -  Surgical           electrical/electro-  -  Surgical
                      Intervention         Intervention          magnetic bone        Intervention
                                                                 growth stimulator
-------------------------------------------------------------------------------------------------------

         While the examples focus on the treatment of four pathological conditions, the method is applicable to a wide range of pathological conditions. The inventive method may include a wide range in the various parameters used to treat all of the pathologies mentioned in this specification. Specifically. for each of the pathologies mentioned in this specification, the inventive method may include applying a range of approximately 14-28 kilovolts of energy per pulse; the pulse frequency may be approximately 0.5-150 Hz (pulses/sec) Hz and the pulse duration may be approximately 280 ns. The number of pulses per treatment should be approximately 400-10,000, and the total time per treatment should be approximately 20 minutes to 3 hours. Additionally, the number of treatments necessary for a positive response may vary from 1 to 3. Below are some additional preferred embodiments for carrying out the present invention.

          The inventive method may be used to treat bone and joint conditions such as osteonecrosis. Such a treatment should apply a range of approximately 20-28 kilovolts of energy per pulse. The pulse frequency should be approximately 0.5-2 Hz (pulses/sec) Hz and the pulse duration should be approximately 280 ns. The number of pulses per treatment should be approximately 2000-8000, and the total time per treatment should be approximately 40 minutes to 2.5 hours.

          The inventive method may also be used to treat temporomandibular disfunction. Such a treatment should apply an average of approximately 14-28 kilovolts of energy per pulse. The pulse frequency should be in the range of approximately 0.5 to 2.5 Hz and the pulse duration should be approximately 280 ns. The number of pulses per treatment should be approximately 800-4000, and the total time per treatment should be approximately 30 minutes to 1 hour and 15 minutes.

         The inventive method may also be used to treat other repetitive motion injuries including carpal tunnel, or tarsal tunnel syndrome. Such a treatment should apply an average of approximately 14-24 kilovolts of energy per pulse. The pulse frequency should be approximately 0.5 to 2.5 Hz and the pulse duration should be approximately 280 ns. The number of pulses per treatment should be approximately 400-2500, and the total time per treatment should be in the range of approximately 20 minutes to 45 minutes.

          The bone density and extent of calcification in osteoporotic sites can be increased by the application of the present invention. The effects of the focused acoustic waves on osteoporotic sites can be prolonged and maintained indefinitely when used in conjunction with drugs such as Fosamax(TM). For example, an osteoporotic wrist requires a treatment having an average of approximately 14-28 Kilovolts of energy per pulse. The pulse frequency should be approximately 0.5 to 2.5 Hz and the pulse duration should be approximately 280 ns. The number of pulses per treatment should be approximately 800-4000 and the total time per treatment should be in the range of approximately 30 minutes to 1 hour and 30 minutes. The inventive treatment is also effective on other osteoporotic sites. However, the number of pulses per treatment must increase with increasing bone mass. For example, an osteoporotic hip may require up to 12,000 shocks in a single treatment.

         Arthritis and other degenerative joint diseases including rheumatoid arthritis could be treated. The treatment for those conditions should include an average number of shocks applied per session of approximately 400-2500. The treatment should apply an average of approximately 14-24 kilovolts of energy per pulse. The pulse frequency should be approximately 0.5-2.0 Hz and the pulse duration should be approximately 280 ns. The total time per treatment should be in the range of approximately 20 to 45 minutes.

         Acoustic shock waves may also be used to accelerate the rate of healing of soft tissue injuries, such as torn rotator cuffs. Such a treatment should apply an average of approximately 14-20 kilovolts of energy per pulse. The pulse frequency should be approximately 0.5-2.0 Hz and the pulse duration should be approximately 280 ns. The number of pulses per treatment should be approximately 400-2500, and the total time per treatment should be in the range of approximately 20 to 45 minutes.

         Acoustic shock waves may be used to accelerate the healing of fresh fractures. Such a treatment should apply an average of approximately 14-28 kilovolts of energy per pulse. The pulse frequency should be approximately 0.5-2.0 Hz and the pulse duration should be approximately 280 ns. The number of pulses per treatment should be approximately 1000-8000, and the total time per treatment should be in the range of approximately 45 minutes to 2 hours.

         Acoustic shock waves may be used to enhance bone formation and remodeling in stress fractures. Such a treatment should apply an average of approximately 14-28 kilovolts of energy per pulse. The pulse frequency should be approximately 0.5-2.0 Hz and the pulse duration should be approximately 280 ns. The number of pulses per treatment should be approximately 1000-8000, and the total time per treatment should be in the range of approximately 45 minutes to 2 hours.

         The inventive method may also be used to induce the generation of nerve cells in spinal cord injuries. Such a treatment should apply an average of approximately 14-28 kilovolts of energy per pulse. The pulse frequency should be approximately 0.5-2.0 Hz and the pulse duration should be approximately 280 ns. The number of pulses per treatment should be approximately 800-4000, and the total time per treatment should be 30 minutes to approximately 1 hour and 30 minutes.

         Pain relief of joint implants and fixation of loosened, non cemented joint implants may also be treated by using the inventive method. Such a treatment should apply an average of approximately 14-28 kilovolts of energy per pulse. The pulse frequency should be approximately 0.5-2.0 Hz and the pulse duration should be approximately 280 ns. The number of pulses per treatment should be approximately 2000-8000, and the total time per treatment should be in the range of approximately 50 minutes to 2 hours and 30 minutes. This treatment may also relieve pain in cemented joint implants in the knee, hip and shoulder, such pain being caused by loosening.

         Pain relief of joint implants and fixation of dental implants may also be treated by using the inventive method. Such a treatment should apply an average of approximately 14-22 kilovolts of energy per pulse. The pulse frequency should be approximately 0.5-2.0 Hz and the pulse duration should be approximately 280 ns. The number of pulses per treatment should be approximately 1000-4000, and the total time per treatment should be in the range of approximately 30 minutes to 2 hours.

         The reabsorption of heterotopic calcification and ossification may also be accelerated by application of the present method. In particular, the surrounding shell and fibrotic capsule protecting the calcification from the reabsorption process would be destroyed or damaged. Such a treatment should apply an average of approximately 14-20 kilovolts of energy per pulse. The pulse frequency should be approximately 0.5-2.0 Hz and the pulse duration should be approximately 280 Ns. The number of pulses per treatment should be approximately 300-3000, and the total time per treatment should be in the range of 20 minutes to 1 hour.

         Fibrotic disorders and Peyronie's disease may also be treated by the inventive method. Such a treatment should apply an average of approximately 14-28 kilovolts of energy per pulse. The pulse frequency should be approximately 0.5-2.0 Hz and the pulse duration should be approximately 280 ns. The number of pulses per treatment should be approximately 400-2500, and the total time per treatment should be in the range of approximately 20 to 45 minutes.

         The inventive method may also accelerate the healing diabetic foot ulcers or other open wounds, such as pressure sores. Such a treatment should apply an average of approximately 14-20 kilovolts of energy per pulse. The pulse frequency should be approximately 0.5-2.0 Hz and the pulse duration should be approximately 280 ns. The number of pulses per treatment should be approximately 400-2500, and the total time per treatment should be in the range of approximately 20 to 60 minutes.

         Sacroiliac pain may also be treated by the inventive method, wherein the acoustic shock waves are focused between the sacrum and pelvic bone surface (ilium). Such a treatment should apply an average of approximately 14-20 kilovolts of energy per pulse. The pulse frequency should be approximately 0.5-2.0 Hz and the pulse duration should be approximately 280 ns. The number of pulses per treatment should be approximately 1500-4000, and the total time per treatment should be in the range of approximately 40 to 1.33 hours.

         Osteochrondritis dessicans resulting in bone necrosis affecting contiguous joint cartilage may also be treated by the inventive method. Such a treatment should apply an average of approximately 18-26 kilovolts of energy per pulse. The pulse frequency should be approximately 0.5-2.0 Hz and the pulse duration should be approximately 280 Ns. The number of pulses per treatment may be up to 5000, and the total time per treatment may be up to 2 hours:

         The method may be used to treat tumors by increasing the number of pulses per second to a sufficient level to allow the cavitational effects of the shock waves to cause severe tissue damage. The therapy would be accompanied with aggressive local or systemic chemotherapy or similar type therapy when used on malignant tumors. Such a treatment should apply an average of approximately 14-28 kilovolts of energy per pulse. The pulse frequency should be approximately 50-150 Hz and the pulse duration should be approximately 280 us. The number of pulses per treatment should be approximately 5000-10,000, and the total time per treatment should be 1.5 hours to 3.0 hours.

         Examples of additional pathological conditions which respond positively in the inventive method include, but are not limited to, avascular necrosis, osteomalacia, and other degenerative joint diseases. Other pathologies which respond positively to the inventive method include soft tissue injuries such as torn menisci, torn rotator cuffs, impingement syndrome, and all types of tendinopathies such as tennis elbow and golfer's elbow, as explained above. Moreover, the inventive method may also be use to treat fibrous dysphasia, osteogenesis imperfects, osteochondromatosis, facet osteoarthritis, focal reflex dystrophy pain, and phantom pain.

          The inventive method may also promote stimulation of bone formation, vascular ingrowth in bone lengthening, vasculanzation in bone grafting, decalcification of bone fibrotic disorders, and fusion in partially ankylosed joints.

          The inventive method may promote premature closure of a bone growth region (growth plate) by enhancing growth of bone to replace this cartilage. The inventive method may be used to promote ingrowth of blood vessels, osteoblasts and growth factors into bone graft materials used after severe fractures or to fill gaps caused by benign tumors.

          Non-adaptive bone diseases in equines and canines could also be treated. For example, to the extent that all of the above-referenced pathological conditions occur in equines and canines, all of the above-referenced treatments are applicable to the treatment of equines, canines, or other animals.

          For all indications, there is an increasing benefit for up to 3 treatments. However, most indications require an average of 1.5 treatments for all of the above-referenced indications.

          While the invention has been described in terms of various preferred embodiments, those of skill in the art will appreciate that various modifications, substitutions, omissions and changes may be made without departing from the spirit thereof. Accordingly, it is intended that the scope of the present invention not be limited solely by the scope of the following claims.

What is Claimed is:

         1. A method of treating a pathological condition associated with a bone environment comprising the step of:
applying acoustic shock waves to a tissue site of the pathological condition for inducing or accelerating the body's natural healing processes.

         2. The method of claim 1 wherein the site of the pathological condition is located in soft tissue.

         3. A method of treating pathological conditions associated with a bone environment comprising the steps of:

         locating the site of the pathological condition;

         generating acoustic shock waves;

         focusing said acoustic shock waves on the located site; and

         applying the focused acoustic shock waves to the located site to induce micro- or macro-fractures, bleeding and increased vascularization and circulation so that the body's natural healing processes are induced or accelerated.

         4. The method of claim 3, comprising the further step of: treating a pathological condition in soft tissue.

         5. The method of claim 3, comprising the further step of: locating the pathological site by an X-ray imaging device.

         6. The method of 3, comprising the further step of:
locating the pathological site by an ultrasound device.

         7. The method of claim 3, comprising the further step of: locating the pathological site by palpation.

         8. The method of claim 3, comprising the further step of: generating said acoustic shock waves with a spark gap generator.

         9. The method of claim 3, comprising the further step of:
focusing said acoustic reflector shock waves on said pathological sight with an ellipsoid lens.

         10. The method of claim 8, comprising the further step of: treating osteonecrosis with acoustic shock waves.

         11. The method of claim 9 comprising the further step of:
applying a voltage potential across said spark gap ranging from about 14 kV to about 22 kV to generate each said shock wave;
and generating about 800 to about 4000 shock waves in a single treatment.

         12. The method of claim 8, comprising the further step of: treating temporal mandibular joint dysfunction with acoustic shock waves.

         13. The method of claim 12 comprising the further step of: applying a voltage potential across said spark gap ranging from about 14 kV to about 28 kV to generate each said shock wave;
and generating about 800 to about 4000 shock waves in a single treatment.

         14. The method of claim 8, comprising the further step of: treating carpal tunnel syndrome with acoustic shock waves.

         15. The method of claim 14 comprising the further step of:
applying a voltage potential across said spark gap ranging from about 14 kV to about 24 kV to generate each said shock wave;
and generating about 400 to about 2500 shock waves in a single treatment.

         16. The method of claim 8, comprising the further step of: treating osteoporotic sites with acoustic shock waves.

         17. The method of claim 16 comprising the further step of:
applying a voltage potential across said spark gap ranging from about 14 kV to about 24 kV to generate each said shock wave; and generating about 800 to about 12000 shock waves in a single treatment.

         18. The method of claim 8, comprising the further step of: treating degenerative joint diseases with acoustic shock waves.

         19. The method of claim 18 comprising the further step of:
applying a voltage potential across said spark gap ranging from about 14 kV to about 24 kV to generate each said shock wave;
and generating about 400 to about 2500 shock waves in a single treatment.

         20. The method of claim 8, comprising the further step of: treating torn rotator cuffs with acoustic shock waves.

         21. The method of claim 20 comprising the further step of:
applying a voltage potential across said spark gap ranging from about 14 kV to about 20 kV to generate each said shock wave; and generating about 400 to about 2500 shock waves in a single treatment.

         22. The method of claim 8, comprising the further step of:
treating spinal cord injuries with acoustic shock waves to induce the generation of nerve cells.

         23. The method of claim 20 comprising the further step of:
applying a voltage potential across said spark gap ranging from about 14 kV to about 28 kV to generate each said shock wave; and generating about 800 to about 4000 shock waves in a single treatment.

         24. The method of claim 8, comprising the further step of:
treating non cemented joint implants with acoustic shock waves to relieve pain.

         25. The method of claim 24 comprising the further step of: applying a voltage potential across said spark gap ranging from about 14 kV to about 28 kV to generate each said shock wave; and generating about 2000 to about 8000 shock waves in a single treatment.

         26. The method of claim 8, comprising the further step of: treating loosened, non-cemented joint implants with acoustic shock waves to induce bony growth and fixation.

         27. The method of claim 26 comprising the further step of:
applying a voltage potential across said spark gap ranging from about 14 kV to about 28 kV to generate each said shock wave; and generating about 2000 to about 8000 shock waves in a single treatment.

         28. The method of claim 8, comprising the further step of: accelerating the reabsorption of heterotropic calcifications by focusing the acoustic shock waves to destroy a tissue capsule surrounding the calcification.

         29. The method of claim 28 comprising the further step of:
applying a voltage potential across said spark gap ranging from about 14 kV to about 20 kV to generate each said shock wave; and generating about 300 to about 3000 shock waves in a single treatment.

          30. The method of claim 8, comprising the further step of: treating fibrotic dysplasia with acoustic shock waves.

         31. The method of claim 30 comprising the further step of:
applying a voltage potential across said spark gap ranging from about 14 kV to about 28 kV to generate each said shock wave; and generating about 400 to about 2500 shock waves in a single treatment.

          32. The method of claim 8, comprising the further step of: treating Peyronie's disease with acoustic shock waves.

         33. The method of claim 32 comprising the further step of:
applying a voltage potential across said spark gap ranging from about 14 kV to about 28 kV to generate each said shock wave; and generating about 400 to about 2500 shock waves in a single treatment.

         34. The method of claim 8, comprising the further step of:
treating diabetic foot ulcers with acoustic shock waves to accelerate healing.

         35. The method of claim 34 comprising the further step of:
applying a voltage potential across said spark gap ranging from about 14 kV to about 20 kV to generate each said shock wave; and generating about 400 to about 2500 shock waves in a single treatment.

         36. The method of claim 8, comprising the further step of: treating open wounds with acoustic shock waves to accelerate healing.

         37. The method of claim 36 comprising the further step of:
applying a voltage potential across said spark gap ranging from about 14 kV to about 20 kV to generate each said shock wave; and generating about 400 to about 2500 shock waves in a single treatment.

         38. The method of claim 8, comprising the further step of: treating sacroiliac pain by focusing the acoustic shock waves between the sacrum and pelvic bone surface (ilium).

         39. The method of claim 38 comprising the further step of:
applying a voltage potential across said spark gap ranging from about 14 kV to about 20 kV to generate each said shock wave; and generating about 1500 to about 4000 shock waves in a single treatment.

         40. The method of claim 8, comprising the further step of: treating tumors with acoustic shock waves to destroy tumor tissue.

         41. The method of claim 40 comprising the further step of: applying a voltage potential across said spark gap ranging from about 14 kV to about 28 kV to generate each said shock wave; and generating from about 5000 to 10,000 shock waves in a single treatment at a pulse frequency of 50-150Hz.

         42. The method of claim 8, comprising the further step of:
treating avascular necrosis with acoustic shock waves to accelerate healing.

         43. The method of claim 42 comprising the further step of:
applying a voltage potential across said spark gap ranging from about 14 kV to about 28 kV to generate each said shock wave; and generating up to 8000 shock waves in a single treatment.

          44. The method of claim 8, comprising the further step of: treating osteomalacia with acoustic shock waves to accelerate healing.

         45. The method of claim 44 comprising the further step of:
applying a voltage potential across said spark gap ranging from about 14 kV to about 28 kV to generate each said shock wave; and generating up to 8000 shock waves in a single treatment.

         46. The method of claim 8, comprising the further step of: treating impingement syndrome with acoustic shock waves.

         47. The method of claim 46 comprising the further step of:
applying a voltage potential across said spark gap ranging from about 14 kV to about 28 kV to generate each said shock wave; and generating up to 8000 shock waves in a single treatment.

         48. The method of claim 8, comprising the further step of: treating fibrous dysplasia with acoustic shock waves to accelerate healing.

         49. The method of claim 48 comprising the further step of:
applying a voltage potential across said spark gap ranging from about 14 kV to about 28 kV to generate each said shock wave; and generating up to 8000 shock waves in a single treatment.

         50. The method of claim 8, comprising the further step of: treating osteogenesis imperfecta with acoustic shock waves to accelerate healing.

         51. The method of claim 50 comprising the further step of:
applying a voltage potential across said spark gap ranging from about 14 kV to about 28 kV to generate each said shock wave; and generating up to 8000 shock waves in a single treatment.

         52. The method of claim 8, comprising the further step of:
treating osteochondromatosis with acoustic shock waves to accelerate healing.

         53. The method of claim 52 comprising the further step of:
applying a voltage potential across said spark gap ranging from about 14 kV to about 28 kV to generate each said shock wave; and generating up to 8000 shock waves in a single treatment.

         54. The method of claim 8, comprising the further step of:
treating facet osteoarthritis with acoustic shock waves to accelerate healing.

         55. The method of claim 54 comprising the further step of:

         applying a voltage potential across said spark gap ranging from about 14 kV to about 28 kV to generate each said shock wave; and

         generating up to 8000 shock waves in a single treatment.

         56. The method of claim 8, comprising the further step of:

         treating focal reflex dystrophy pain with acoustic shock waves to accelerate healing.

         57. The method of claim 56 comprising the further step of:

         applying a voltage potential across said spark gap ranging from about 14 kV to about 28 kV to generate each said shock wave; and

         generating up to 8000 shock waves in a single treatment.

         58. The method of claim 8, comprising the further step of:

         treating phantom pain with acoustic shock waves to accelerate healing.

         59. The method of claim 58 comprising the further step of:

         applying a voltage potential across said spark gap ranging from about 14 kV to about 28 kV to generate each said shock wave; and

         generating up to 8000 shock waves in a single treatment.

         60. The method of claim 8, comprising the further step of:

         applying acoustic shock waves to accelerate vascular ingrowth in bone lengthening procedures.

         61. The method of claim 60 comprising the further step of:

         applying a voltage potential across said spark gap ranging from about 14 kV to about 28 kV to generate each said shock wave; and

         generating up to 8000 shock waves in a single treatment.

          62. The method of claim 8, comprising the further step of:

         utilizing acoustic shock waves to accelerate vascularization bone ingrowth, and incorporation in bone grafting.

         63. The method of claim 62 comprising the further step of:

         applying a voltage potential across said spark gap ranging from about 14 kV to about 28 kV to generate each said shock wave; and

         generating up to 8000 shock waves in a single treatment.

         64. The method of claim 8, comprising the further step of:

         treating bone fibrotic disorders with acoustic shock waves to promote decalcification.

         65. The method of claim 64 comprising the further step of:

         applying a voltage potential across said spark gap ranging from about 14 kV to about 28 kV to generate each said shock wave; and

         generating up to 8000 shock waves in a single treatment.

          66. The method of claim 8, comprising the further step of:

         treating partially ankylosed joints with acoustic shock waves to accomplish fusion.

         67. The method of claim 66 composing the further step of:
applying a voltage potential across said spark gap ranging from about 14 kV to about 28 kV to generate each said shock wave; and generating up to 8000 shock waves in a single treatment.

         68. The method of claim 8, comprising the further step of: treating fixation of loosened dental implants with acoustic shock waves to promote fixation and relieve pain.

         69. The method of claim 68 composing the further step of:
applying a voltage potential across said spark gap ranging from about 14 kV to about 28 kV to generate each said shock wave; and generating up to 8000 shock waves in a single treatment.

         70. The method of claim 8, comprising the further step of: treating dental disorders with acoustic shock waves to accelerate healing.

         71. The method of claim 70 comprising the further step of:
applying a voltage potential across said spark gap ranging from about 14 kV to about 28 kV to generate each said shock wave; and generating up to 8000 shock waves in a single treatment.

         72. The method of claim 8, comprising the further step of:
treating bone length inequality or angular deformity with shock waves to stop growth by initiating closure of the growth plate.

         73. The method of claim 72 comprising the further step of: applying a voltage potential across said spark gap ranging from about 14 kV to about 28 kV to generate each said shock wave; and generating up to 8000 shock waves in a single treatment.

                           Abstract of the Disclosure

         A method of treating pathological conditions associated with bones, other skeletal tissues, and soft tissues involves applying acoustic shock waves to the bone, other skeletal tissue, or soft tissue to cause micro- or macro-fractures, non-osseous tissue stimulation, bleeding, increased vascularization and circulation and induction of growth factors to induce or accelerate the body's natural healing processes and responses. Shock wave therapy administered in accordance with the inventive method also overloads local pain receptors for immediate mitigation or elimination of local pain associated with the pathological site.